Fees Summary	Aug. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 130,657,257.13
Previously Paid Amount	0
Total Fee Amount	20,003.66
Total Offset Amount	20,003.66
Net Fee	$ 0